UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www.kmpartnersfunds.com	March 31, 2008

KIRR, MARBACH PARTNERS

VALUE FUND

“Recent regulatory reform, coupled with innovative technologies, has stimulated the development of financial products, such as asset-backed securities, collateral loan obligations, and credit default swaps, that facilitate the dispersion of risk…These increasingly complex financial instruments have contributed to a far more flexible, efficient, and hence resilient financial system than the one that existed just a quarter-century ago.” –Former Fed Chairman Alan Greenspan (September 27, 2005)

Fear Factor

May 29, 2008

Dear Fellow Shareholders:

Fear “drove the bus” in the first quarter of 2008 as investors worldwide were bombarded with a constant barrage of doomsday headlines including, just to name a few: continuing signs of extreme stress in the financial sector, culminating (we hope) with the implosion of Bear Stearns; record declines in housing prices leading to record foreclosures; oil breaching $100/barrel on the way to $110/barrel and general economic calamity leading to comparisons with the 1930s.  Fear-mongering sells newspapers and keeps viewers glued to the TV.  We misjudged the breadth, depth and velocity of the spread of the fire that started in the subprime mortgage sector in 2007 and feel badly that our portfolio suffered what we still believe to be short-term damage.  It’s little consolation, but we firmly believe in “eating our own cooking” and KM personnel and their families have significant assets invested alongside you.

The period since last summer has been among the most difficult we and our fellow shareholders have had to endure.  We understand with absolute clarity that nobody is happy about the results.  Still, we’ve endured other difficult periods.  We’re not wasting any time wringing our hands or feeling sorry for ourselves.  We’re rolling up our sleeves and positioning the portfolio for when the fog of fear lifts and securities are once again priced based on fundamentals, not panic-driven and/or forced liquidations into increasingly illiquid markets.  The second quarter of 2008 has started on a positive note, but nobody can say with certainty that the markets have bottomed.  We don’t mean to minimize the significant challenges ahead facing many sectors of the economy and markets.  Specifically, the credit/housing-related problems weren’t created in a day and the resolution is more likely to be more of the painful, grinding variety.  In other words, there are no quick fixes or silver bullets.  However, we believe the stage has been set for better times ahead:

•	We believe stocks held in our portfolio are inexpensive and offer the best risk/reward we have seen in our portfolio in recent memory.

•	Investor sentiment is extremely pessimistic.

• As Sir John Templeton said, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.”

•
The Fed Chairman Bernanke has proven his resolve to aggressively utilize every and any conventional or unconventional tool at his disposal to make sure the credit crisis doesn’t cause catastrophic damage to the financial markets or the economy.  We have criticized Bernanke in the past for being too slow on the trigger, but he appears to have broken free from the shackles of former chairman Greenspan’s “legacy” and persona and is acting in a more confidence-inspiring, take-charge manner.

•
Starting in September 2007, the Fed has reduced its target for federal funds six times, from 5.25% to 2.25%.  While this was a rapid descent, there is typically a lag of several months before decreases/increases in federal funds targets begin to impact economic activity.

KIRR, MARBACH PARTNERS

VALUE FUND

•
On December 12, 2007, the Fed announced it was establishing a temporary Term Auction Facility (TAF) that enables banks to bid for funds and utilize a wide variety of assets as collateral.  The size of the TAF has subsequently been boosted from the original $40 billion to $100 billion.

•
On March 11, 2008, the Fed announced a new $200 billion Term Securities Lending Facility (TSLF) that enables a select group of broker-dealers (i.e. primary dealers) to borrow Treasury securities (which can be sold or used as collateral) secured by other highly-rated securities (i.e. AAA-rated, but possibly illiquid).

•
On March 14, 2008, the Fed arranged for J.P. Morgan Chase & Co. to act as a conduit to provide The Bear Stearns Companies Inc. with emergency funding.  Bear Stearns started the week of March 10, 2008 with a stock price of $70 and a statement that its “balance sheet, liquidity and capital remain strong.”  Bear ended the week needing emergency funding from the Fed.  Two days later Bear had a choice between a Fed-brokered/guaranteed deal to sell itself to J.P. Morgan for $2 (subsequently quintupled to $10) or bankruptcy.

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
March 31, 2008(4)	Total Return	Index	Index
3-months	(11.57)%	(9.52)%	(9.44)%
6-months	(19.02)%	(12.54)%	(12.46)%
One-year	(18.08)%	(6.06)%	(5.08)%
Three-years	1.36%	6.10%	5.85%
Five-years	9.96%	12.07%	11.32%
Since Inception	6.21%	3.15%	2.45%
(December 31, 1998)

The Fund’s Annual Operating Expenses were 1.51% according to the Prospectus dated January 28, 2008.  Until February 28, 2009, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, three-year, five-year and Since Inception returns are Average Annualized Returns.

KIRR, MARBACH PARTNERS

VALUE FUND

The Stock Market
As shown below, pain was a global phenomenon in the first quarter of 2008.  There were clearly differences in degrees of pain and the U.S. market actually held-up better than most.

Q1-2008 Total Return
(Local Currency)

USA (S&P 500)	(9.44)%
United Kingdom	(10.36)%
France	(16.12)%
Germany	(18.99)%
Japan	(17.54)%
Hong Kong	(17.40)%
China	(34.00)%

Also as shown below, while it’s irrefutable that the quarter and six months ending March 31, 2008 were most difficult, we only have to look back to the quarter and six months ending September 30, 2002 for an even worse environment.  Back then the S&P 500 made its eventual low on October 9, 2002 and had a total return of 24.40% for the 12-months ending September 30, 2003.  We can’t say if the market has made its low.  It is also true that recoveries usually entail a period of “backing and filling” before trending higher.  But our experience suggests the pain is most intense at the bottom.

	S&P 500	S&P 500
	3-Month Total Return	6-Month Total Return

Period Ending 9/30/02	(17.28)%	(28.36)%
Period Ending 3/31/08	(9.44)%	(12.46)%

Summary
As we’ve stated many times, investing (as opposed to speculation and/or trend chasing) is a long-term, probabilistic endeavor and the best practitioners emphasize process over outcome.  Outcomes are clearly important, but we firmly believe a short-term period of subpar performance does not invalidate our process.  We think you’ve been doing the hard part by allowing us to continue implementing the process while the headlines and pundits scream that financial Armageddon is just around the corner.  Exactly when the fog lifts and the market could rebound is unknowable, but the important thing to remember is that reaping the rewards requires you to “be there” if and when the upturn comes.  It’s perfectly understandable that one question we’ve been receiving with some frequency is, “why don’t you go to 50% cash and wait until the many serious issues have been resolved and the investment environment is less risky?”  The reason is the market is forward-looking.  Since there is no way to tell when better days are going to occur,  the only way you have the potential to benefit is to “be there” at all times. This will demand enduring any number of periods of short-term pain, but we believe the cost of trying to avoid that pain can be very great.

KIRR, MARBACH PARTNERS

VALUE FUND

Finally, we obviously can’t guarantee what will follow, but believe the best opportunities occur when the skies are dark and filled with storms and investors are fearful and falling over themselves liquidating positions.  We’ve certainly felt pits in our stomachs caused by the hysteria going on around us, but think this is precisely what creates opportunities.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

Value Fund’s holdings are subject to change and are not a recommendation to buy or sell any security.  References to other investment vehicles should not be interpreted as on offer of these securities.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.  This material should not be interpreted as an offer of any other funds mentioned.

This material must be preceded or accompanied by a current Prospectus.  Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before you invest or send money.

Quasar Distributors, LLC is the Distributor for Value Fund.  (5/08)

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – March 31, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 – March 31, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/07	3/31/08	10/1/07 – 3/31/08(1)

Actual	$1,000.00	$ 809.80	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.54%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
March 31, 2008 (Unaudited)

Top Ten Equity Holdings
as of March 31, 2008 (% of net assets)

Mirant Corp.	3.8%
WABCO Holdings, Inc.	3.6%
Chevron Corp.	3.6%
Lubrizol Corp.	3.5%
Analogic Corp.	3.4%
Atlas Air Worldwide Holdings, Inc.	3.4%
Microsoft Corp.	3.3%
Olympus Corp.	3.2%
Rosetta Resources, Inc.	3.0%
Titan International, Inc.	3.0%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2008 (Unaudited)

Number
of Shares		Value

	COMMON STOCKS - 97.4%

	Consumer Discretionary - 21.8%
17,275	Carnival Corp. - f	$699,292
46,067	CBS Corp. - Class B	1,017,159
59,720	Cooper Tire & Rubber Co.	894,008
40,312	Dollar Tree Stores, Inc.*	1,112,208
19,215	Harley Davidson, Inc.	720,563
44,930	Liberty Media Corp. -
	Interactive - Class A*	725,170
26,260	Time Warner Cable - Class A*	655,975
44,653	Toll Brothers, Inc.*	1,048,453
33,143	WABCO Holdings, Inc.	1,511,984
29,930	Williams-Sonoma, Inc.	725,503
		9,110,315
	Energy - 8.5%
74,020	Cal Dive International, Inc.*	768,328
17,700	Chevron Corp.	1,510,872
64,100	Rosetta Resources, Inc.*	1,260,847
		3,540,047
	Financials - 3.8%
31,450	Federated Investors, Inc.	1,231,582
39,690	Sovereign Bancorp, Inc.	369,911
		1,601,493
	Healthcare - 10.3%
21,630	Analogic Corp.	1,439,260
22,140	AstraZeneca PLC - ADR	841,099
30,300	CIGNA Corp.	1,229,271
18,102	Covidien Ltd.	801,014
		4,310,644
	Industrials - 24.6%
26,125	Atlas Air Worldwide
	Holdings, Inc.*	1,436,875
15,690	Canadian Pacific Railway Ltd. - f	1,008,710
47,500	EMCOR Group, Inc.*	1,054,975
77,201	Federal Signal Corp.	1,077,726
31,260	KBR, Inc.*	866,840
50,840	Owens Corning, Inc.*	921,729
19,651	Portfolio Recovery Associates, Inc.	842,831
41,150	Titan International, Inc.	1,259,602
17,292	Tyco International Ltd. - f	761,713
32,084	URS Corp.*	1,048,826
		10,279,827
	Information Technology - 16.0%
38,329	Agilent Technologies, Inc.*	1,143,354
69,098	AVX Corp.	885,145
58,685	Intel Corp.	1,242,948
48,611	Microsoft Corp.	1,379,580
43,650	Olympus Corp. - ADR	1,324,389
21,062	Tyco Electronics Ltd. - f	722,848
		6,698,264
	Materials - 8.6%
28,425	International Flavors &
	Fragrances, Inc.	1,252,121
26,475	Lubrizol Corp.	1,469,627
61,345	Solutia, Inc.*	858,830
		3,580,578
	Utilities - 3.8%
43,100	Mirant Corp.*	1,568,409

	TOTAL COMMON STOCKS
	(Cost $36,843,541)	40,689,577

Principal
Amount

	SHORT TERM INVESTMENTS - 2.7%

	U.S. Government Agency Issue - 2.6%
$1,072,000	FHLB Discount Note,
	04/01/08, 1.35%	1,072,000

	Variable Rate Demand Notes** - 0.1%
43,902	Wisconsin Corporate Central
	Credit Union, 2.32%	43,902

	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $1,115,902)	1,115,902

	Total Investments
	(Cost $37,959,443) - 100.1%	41,805,479
	Liabilities in Excess
	of Other Assets - (0.1)%	(48,751)
	TOTAL NET ASSETS - 100.0%	$41,756,728

*	-	Non-income producing security.
**	-	Variable rate security as of March 31, 2008.
ADR	-	American Depository Receipt.
f	-	Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2008
(Unaudited)

ASSETS:
Investments, at current value
(cost $37,959,443)	$41,805,479
Dividends receivable	36,520
Prepaid Expenses	9,550
Receivable for Fund shares sold	7,822
Interest receivable	95
Total Assets	41,859,466

LIABILITIES:
Payable for securities purchased	40,234
Accrued expenses	30,691
Payable to Adviser	31,813
Total Liabilities	102,738

NET ASSETS	$41,756,728

NET ASSETS CONSIST OF:
Capital stock	$40,962,001
Undistributed net investment loss	(53,843)
Undistributed net realized loss on investments	(2,997,436)
Net unrealized appreciation on investments	3,846,006
Total Net Assets	$41,756,728

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	3,501,783

Net asset value, redemption price
and offering price per share	$11.92

Statement of Operations
Six Months Ended March 31, 2008
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $1,914)	$247,929
Interest income	33,281
Total Investment Income	281,210

EXPENSES:
Investment Adviser fees	231,078
Legal fees	36,117
Administration fees	17,811
Shareholder servicing fees	17,448
Fund accounting fees	12,444
Audit fees	8,781
Distribution fees	8,661
Custody fees	8,175
Directors fees	6,039
Federal and state registration fees	5,874
Other	3,051
Total expenses before reimbursement	355,479
Less: Reimbursement from Investment Adviser	(20,426)
Net Expenses	335,053

NET INVESTMENT LOSS	(53,843)

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss on investments	(2,997,439)
Change in unrealized appreciation/
depreciation on investments	(6,871,338)
Net realized and unrealized
loss on investments	(9,868,777)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(9,922,620)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Six Months Ended
	March 31, 2008	Year Ended
	(UNAUDITED)	September 30, 2007
OPERATIONS:
Net investment loss	$(53,843)	$(95,230)
Net realized gain (loss) on investments	(2,997,439)	6,206,995
Change in unrealized appreciation/depreciation on investments	(6,871,338)	(902,197)
Net increase (decrease) in net assets resulting from operations	(9,922,620)	5,209,568

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,651,438	4,262,381
Shares issued to holders in reinvestment of dividends	5,441,577	1,758,837
Cost of shares redeemed	(2,551,292)	(3,082,278)
Net increase in net assets from capital share transactions	4,541,723	2,938,940

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	(5,668,875)	(1,829,659)
Total distributions to shareholders	(5,668,875)	(1,829,659)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,049,772)	6,318,849

NET ASSETS:
Beginning of period	52,806,500	46,487,651
End of period (including undistributed net investment
income (loss) of ($53,843) and $0, respectively)	$41,756,728	$52,806,500

CHANGES IN SHARES OUTSTANDING:
Shares sold	123,801	254,367
Shares issued to holders in reinvestment of dividends	396,616	109,859
Shares redeemed	(187,463)	(182,468)
Net increase	332,954	181,758

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months Ended	Year Ended September 30,
	March 31, 2008
	(UNAUDITED)	2007	2006	2005	2004	2003
PER SHARE DATA:
Net asset value, beginning of period	$16.66	$15.56	$14.98	$14.16	$12.50	$9.94

Investment operations:
Net investment income (loss)	(0.01)	(0.03)	—	0.11	0.08	(0.03)
Net realized and unrealized
gain (loss) on investments	(2.92)	1.74	1.38	2.28	1.58	2.59
Total from investment operations	(2.93)	1.71	1.38	2.39	1.66	2.56

Less distributions:
Dividends from net investment income	—	—	(0.05)	(0.08)	—	—
Distributions from net capital gains	(1.81)	(0.61)	(0.75)	(1.49)	—	—
Total distributions	(1.81)	(0.61)	(0.80)	(1.57)	—	—
Net asset value, end of period	$11.92	$16.66	$15.56	$14.98	$14.16	$12.50

TOTAL RETURN	(19.02)%	11.14%	9.59%	17.64%	13.28%	25.76%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$41.8	$52.8	$46.5	$44.5	$40.8	$35.0
Ratio of expenses to average net assets:
Before expense reimbursement	1.54%	1.51%	1.59%	1.60%	1.67%	1.68%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%	1.49	%(1)
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.32)%	(0.24)%	(0.13)%	0.59%	0.39%	(0.49)%
After expense reimbursement	(0.23)%	(0.18)%	0.01%	0.74%	0.61%	(0.30)%
Portfolio turnover rate	13%	32%	38%	33%	41%	40%

(1)	Expense cap was decreased to 1.45% on August 4, 2003.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2008 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation - Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)
Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund recognizes uncertain tax positions consistent with FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.”  As of March 31, 2008, there were no such uncertainties recognized in the accompanying financial statements.

c)	Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e)	Use of Estimates - The preparation of financial statements in conformity with account-

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2008 (Unaudited)

ing principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Other - Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended March 31, 2008, were as follows:

	Purchases	Sales

U.S. Government	$ —	$ —
Other	$6,573,813	$6,031,656

At September 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$42,140,461
Gross unrealized appreciation	13,409,796
Gross unrealized depreciation	(2,692,452)
Net unrealized appreciation	$10,717,344
Undistributed ordinary income	$—
Undistributed long-term capital gain	5,668,878
Total distributable earnings	$5,668,878
Other accumulated gains	$—
Total accumulated earnings	$16,386,222

At September 30, 2007, the Fund did not have any accumulated net realized capital loss carryforwards nor did it have any post-October losses deferred at September 30, 2007.

The tax character of distributions paid during the six months ended March 31, 2008 and the year ended September 30, 2007 were as follows:

	2008	2007

Ordinary income	$ —	$ 822,473
Long-term capital gain	$5,668,875	$1,007,186

3.	AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

On May 19, 2003, the Board of Directors of the Company approved an amendment to the Expense Cap/Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%.  This adjustment came into effect on August 4, 2003.  Consequently, the Investment Adviser has contractually agreed to waive its management fee

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2008 (Unaudited)

and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2009.  Accordingly, for the six months ended March 31, 2008, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $20,426.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2009.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount

9/30/2008	$66,602
9/30/2009	$65,080
9/30/2010	$29,885
9/30/2011	$20,426

As of March 31, 2008, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the six months ended March 31, 2008, the Fund incurred expenses of $8,661 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

4.	NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2008 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 13, 2007, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the “Corporation”), the Directors, including a majority of the disinterested Directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”).  In approving the Advisory Agreement, it was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund.  In addition, it was noted that the Adviser promoted a culture of compliance.  It was noted that the prior performance of the Adviser was adequate in comparison to the relevant benchmarks (i.e., the S&P 500, the Russell 3000 and the Russell Midcap) and comparable investment companies (i.e., midcap value investment companies with $0-100 million under management).  The Directors noted that although the Fund underperformed the three benchmarks for the year ending September 30, 2007, the Fund’s long-term performance has been adequate.  The Directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the Directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third party comparative data provider.  In connection with this, the Directors also considered the control of the Fund’s operating expenses through the expense cap agreement, and noted that the current expense cap agreement is favorable in comparison to similar funds as evidenced by the comparative data presented at the meeting.  In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients.  The Directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser.  The Directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund.  It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the Directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable.  The Directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund.  It was noted that current assets levels had not significantly changed from prior years and that the Fund had not yet realized any significant economies of scale.  During the deliberations, the disinterested Directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement.  The disinterested Directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
200 E. Randolph Drive
Chicago, IL 60601

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2007 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2008

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*     /s/Mr. Mark Foster
                                                 Mr. Mark Foster, President

Date     May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Mr. Mark Foster
                                                  Mr. Mark Foster, President

Date     May 29, 2008

By (Signature and Title)*     /s/Mr. Mickey Kim
                                                  Mr. Mickey Kim, Treasurer

Date     May 29, 2008

* Print the name and title of each signing officer under his or her signature.